UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

DYNATRONICS CORP.
(Exact name of registrant as specified in its charter)

Utah	000-12697	87-0398434
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Trapp Rd.
 Eagan, Minnesota, United States 55121
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, no par value	DYNT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

(a) On December 11, 2025, Dynatronics Corporation (the "Company") held its 2025 Annual Meeting of Shareholders (the "Annual Meeting"). As of the record date of October 10, 2025, shares eligible to vote totaled 16,574,050, comprised of 16,001,331 shares of Common Stock, 1,992,000 shares of Series A Preferred Stock (325,627 shares "as-converted" voting power), and 1,359,000 shares of Series B Preferred Stock (247,092 shares "as-converted" voting power). A quorum of 12,855,152 shares (77.56%) of the eligible shares of Common Stock were present in person or represented by proxy at the meeting.

(b) The following is a brief description of each Proposal submitted to a vote at the Annual Meeting, as well as the final results for the votes cast with respect to each Proposal.

Proposal No. 1: Election of Directors

The shareholders elected each of R. Scott Ward, Andrew Hulett, and Brian D. Baker to serve until the 2026 Annual Meeting of Shareholders, and until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal, by the following vote:

	Votes For	Withheld	Broker Non-Votes
R. Scott Ward	11,564,039	292,109	999,004
Andrew Hulett	11,613,961	242,187	999,004
Brian D. Baker	11,511,122	345,026	999,004

Proposal No. 2: Ratification of the appointment of Tanner LLC as Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2026

The shareholders ratified the selection of Tanner LLC as the Company's independent registered public accounting firm for its fiscal year ending June 30, 2026 by the following vote:

Votes For	Votes Against	Abstentions
12,807,676	35,734	11,742

Proposal No. 3: Approval, on an advisory basis, of executive compensation.

The shareholders approved, on an advisory basis, the compensation of the Company's named executed officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,537,491	316,595	2,062	999,004

Proposal No. 4: To vote, on an advisory basis, on the frequency of holding future advisory votes on executive compensation.

The shareholders approved, on an advisory basis, holding the advisory vote on the compensation of the Company's named executive officers every three years by the following vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
345,579	853	11,476,248	33,468	999,004

No other items were presented for shareholder approval at the Annual Meeting.

In light of the results of the shareholder vote on the frequency of future advisory votes on the compensation of the Company's named executive officers, and consistent with the Company's recommendation, the Company's Board of Directors has determined that the Company will hold an advisory vote on executive compensation every three years until the next required vote on the frequency of future advisory votes on the compensation of the Company's named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2025	DYNATRONICS CORPORATION

	By:	/s/ Brian Baker
	Name:	Brian Baker
	Title:	President & Chief Executive Officer